                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) October 16, 2001
                                                         ---------------

                            Delta Funding Corporation
                     -------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                   333-96001                   11-2609517
         --------                   ---------                   ----------
(State or other jurisdiction       (Commission                (IRS Employer
   of incorporation)               File Number)                 ID Number)

  1000 Woodbury Road, Woodbury, New York                          11797
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number,                             (516) 364-8500
including area code:                                       ---------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Filing of Computational Materials.
----------------------------------

     This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as underwriter ("Greenwich"), in connection with the issuance by DFC HEL Trust 2001-2 of Home Equity Loan Asset-Backed Certificates, Series 2001-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

    Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(k)  Not applicable.

(l)  Not applicable.

(m)  Exhibits:

     8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

     23.1    Consent of PricewaterhouseCoopers LLP

     23.2    Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

     99.1    Computational Materials.



                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         DELTA FUNDING CORPORATION

                                         By: /s/ Morris Kutcher
                                             ---------------------------------
                                             Name: Morris Kutcher
                                             Title: Vice President

Dated: October 16, 2001











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                                  EXHIBIT INDEX
                                  -------------

Exhibit

  8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

  23.1       Consent of PricewaterhouseCoopers LLP

  23.2       Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

  99.1       Computational Materials.